EXHIBIT 32

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of Journal Register Company (the "Company") on Form 10-K for the period ended December 28, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Robert M. Jelenic, Chairman, President and Chief Executive Officer of the
Company, and Jean B. Clifton, Executive Vice President and Chief Financial Officer of the Company, each certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/S/ ROBERT M. JELENIC
-----------------------------
Robert M. Jelenic
Chairman, President and Chief Executive Officer
March 12, 2004

/S/ JEAN B. CLIFTON
-----------------------------
Jean B. Clifton
Executive Vice President and Chief Financial Officer
March 12, 2004


This certification accompanies the Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in any such filing. A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Journal Register Company and will be retained by Journal Register Company and furnished to the Securities and Exchange Commission or its staff upon request.


                                       64